Exhibit 10.1

FOURTH AMENDMENT

TO

SENIOR REVOLVING CREDIT AGREEMENT

DATED AS OF MAY 8, 2013

AMONG

HALCÓN RESOURCES CORPORATION,
AS BORROWER,

THE GUARANTORS,

JPMORGAN CHASE BANK, N.A.,
AS ADMINISTRATIVE AGENT,

WELLS FARGO BANK, N.A.
AS SYNDICATION AGENT,

BANK OF MONTREAL,
AS DOCUMENTATION AGENT,

AND

THE LENDERS PARTY HERETO

SOLE LEAD ARRANGER

 J. P. MORGAN SECURITIES LLC

JOINT BOOKRUNNERS

J. P. MORGAN SECURITIES LLC AND WELLS FARGO SECURITIES, LLC

FOURTH AMENDMENT
TO SENIOR REVOLVING CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO SENIOR REVOLVING CREDIT AGREEMENT (this “Fourth Amendment”) dated as of May 8, 2013 is among HALCÓN RESOURCES CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”), each of the undersigned lenders party to the Credit Agreement referred to below, JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”), Wells Fargo Bank, N.A., as syndication agent for the Lenders and Bank of Montreal, as documentation agent for the Lenders.

R E C I T A L S

A.            The Borrower, the Administrative Agent, the Lenders and the other Agents party thereto, are parties to that certain Senior Revolving Credit Agreement dated as of February 8, 2012 (as amended by the First Amendment dated July 31, 2012, the Second Amendment dated January 25, 2013, the Third Amendment dated April 26, 2013, and as may be further amended, restated, modified or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower and its Subsidiaries.

B.            The Borrower has requested and the Administrative Agent and the Majority Lenders have agreed to amend certain provisions of the Credit Agreement.

C.            NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Fourth Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.              Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Fourth Amendment.  Unless otherwise indicated, all section references in this Fourth Amendment refer to sections of the Credit Agreement.

Section 2.              Amendments to Credit Agreement.  Section 9.01(a) of the Credit Agreement is amended, in its entirety, effective as of the Fourth Amendment Effective Date to read as follows:

Interest Coverage Ratio.  The Borrower will not, as of the last day of any fiscal quarter, permit its Interest Coverage Ratio to be to be less than 2.5 to 1.0; provided that (i) for the fiscal quarter ended June 30, 2013, the Interest Coverage Ratio shall be calculated by utilizing EBITDA for the three month period then ended multiplied by 4; (ii) for the fiscal quarter ended September 30, 2013, the Interest Coverage Ratio shall be calculated by utilizing EBITDA for the six month period then ended multiplied by 2; and (iii) for the fiscal quarter ended December 31, 2013, the Interest Coverage Ratio shall be calculated by utilizing EBITDA for the nine month period then ended multiplied by 4/3.

1

Section 3.              Conditions Precedent.  This Fourth Amendment shall become effective on the date when the Administrative Agent shall have received a counterpart of this Fourth Amendment signed by the Borrower, the Lenders constituting the Majority Lenders and each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (such date, the “Fourth Amendment Effective Date”):

At the time of and immediately after giving effect to this Fourth Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) no event or events shall have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

The Administrative Agent is hereby authorized and directed to declare this Fourth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.              Miscellaneous.

4.1          Confirmation.  The provisions of the Credit Agreement, as amended by this Fourth Amendment, shall remain in full force and effect following the effectiveness of this Fourth Amendment.

4.2          Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this Fourth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, and (c) represents and warrants to the Lenders that on and as of the date hereof, and immediately after giving effect to the terms of this Fourth Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date; (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

4.3          Loan Document.  This Fourth Amendment is a Loan Document.

4.4          Counterparts.  This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Fourth Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

2

4.5          NO ORAL AGREEMENT.  THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6          GOVERNING LAW.  THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

4.7          Severability.  Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8          Successors and Assigns.  This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

3

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first written above.

BORROWER:	HALCÓN RESOURCES CORPORATION

	By:	/s/ Mark J. Mize
		Name:	Mark J. Mize
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

GUARANTORS:	HALCÓN HOLDINGS, INC.
HALCÓN RESOURCES OPERATING, INC.
HALCÓN ENERGY PROPERTIES, INC.
HALCÓN ENERGY HOLDINGS, LLC
HALCÓN GULF STATES, LLC
HALCÓN OPERATING CO., INC.
HRC ENERGY RESOURCES (WV), INC.
HRC ENERGY LOUISIANA, LLC
HRC PRODUCTION COMPANY
HALCÓN FIELD SERVICES, LLC
HALCÓN LOUISIANA OPERATING, L.P.
HRC ENERGY, LLC
HRC OPERATING, LLC
SOUTHERN BAY ENERGY, LLC
HK ENERGY OPERATING, LLC
HK LOUISIANA OPERATING, LLC
HK OIL & GAS, LLC
HALCÓN WILLISTON I, LLC
HALCÓN WILLISTON II, LLC

	By:	/s/ Mark J. Mize
		Name:	Mark J. Mize
		Title:	Executive Vice President, Chief Financial Officer and Treasurer, for and on behalf of each of the foregoing Guarantors

SIGNATURE PAGE — FOURTH AMENDMENT

ADMINISTRATIVE AGENT AND LENDER:	JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Lender

	By:	/s/ Michael A. Kamauf
Name: Michael A. Kamauf
Title: Authorized Officer

SIGNATURE PAGE — FOURTH AMENDMENT

LENDER:	WELLS FARGO BANK, N.A.,
as Lender

	By:	/s/ Brett A. Steele
Name: Brett Steele
Title: Vice President

SIGNATURE PAGE — FOURTH AMENDMENT

LENDER:	BMO HARRIS FINANCING, INC.,
as Lender

	By:	/s/ James V. Ducote
Name: James V. Ducote
Title: Director

SIGNATURE PAGE — FOURTH AMENDMENT

LENDER:	BARCLAYS BANK PLC,
as Lender

	By:	/s/ Sreedhar R. Kona
Name: Sreedhar R. Kona
Title: Vice President

SIGNATURE PAGE — FOURTH AMENDMENT

LENDER:	SUNTRUST BANK,
as Lender

	By:	/s/ Shannon Juhan
Name: Shannon Juhan
Title: Vice President

SIGNATURE PAGE — FOURTH AMENDMENT

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION,
as Lender

	By:	/s/ Victor Ponce de León
Name: Victor Ponce de León
Title: Vice President

SIGNATURE PAGE — FOURTH AMENDMENT

LENDER:	GOLDMAN SACHS BANK USA,
as Lender

	By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

SIGNATURE PAGE — FOURTH AMENDMENT

LENDER:	ROYAL BANK OF CANADA,
as Lender

	By:	/s/ Jay Sartain
Name: Jay Sartain
Title: Authorized Signatory

SIGNATURE PAGE — FOURTH AMENDMENT

LENDER:	BANK OF AMERICA, N.A.,
as Lender

	By:	/s/ Adam H. Fey
Name: Adam H. Fey
Title: Director

SIGNATURE PAGE — FOURTH AMENDMENT

LENDER:	THE ROYAL BANK OF SCOTLAND PLC,
as Lender

	By:	/s/ Sanjay Remond
Name: Sanjay Remond
Title: Director

SIGNATURE PAGE — FOURTH AMENDMENT

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Lender

	By:	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Authorized Signatory

	By:	/s/ Alex Verdone
Name: Alex Verdone
Title: Authorized Signatory

SIGNATURE PAGE — FOURTH AMENDMENT

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Lender

	By:	/s/ Sharada Manne
Name: Sharada Manne
Title: Managing Director

	By:	/s/ Ting Lee
Name: Ting Lee
Title: Director

SIGNATURE PAGE — FOURTH AMENDMENT

LENDER:	NATIXIS,
as Lender

	By:	/s/ Stuart Murray
Name: Stuart Murray
Title: Managing Director

	By:	/s/ Louis P. Laville, III
Name: Louis P. Laville, III
Title: Managing Director

SIGNATURE PAGE — FOURTH AMENDMENT

LENDER:	ING CAPITAL LLC,
as Lender

	By:	/s/ Charles Hall
Name: Charles Hall
Title: Managing Director

SIGNATURE PAGE — FOURTH AMENDMENT

LENDER:	COMERICA BANK,
as Lender

	By:	/s/ Justin Crawford
Name: Justin Crawford
Title: Senior Vice President

SIGNATURE PAGE — FOURTH AMENDMENT

LENDER:	DEUTSCHE BANK TRUST COMPANY OF AMERICAS,
as Lender

	By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

	By:	/s/ Benjamin Souh
Name: Benjamin Souh
Title: Vice President

SIGNATURE PAGE — FOURTH AMENDMENT

LENDER:	THE BANK OF NOVA SCOTIA,
as Lender

	By:	/s/ Terry Donovan
Name: Terry Donovan
Title: Managing Director

SIGNATURE PAGE — FOURTH AMENDMENT

LENDER:	KEYBANK NATIONAL ASSOCIATION
as Lender

	By:	/s/ Chulley Bogle
Name: Chulley Bogle
Title: Vice President

SIGNATURE PAGE — FOURTH AMENDMENT